UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2009

Exact name of registrant as specified in
Commission	its charter, address of principal executive	IRS Employer
File Number	offices and registrant’s telephone number	Identification Number
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDAHO POWER COMPANY
Form 8-K

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 13, 2009, Idaho Power Company (“IPC”) entered into (i) a Remarketing and Purchase Agreement (the “Humboldt Purchase Agreement”) with J.P. Morgan Securities Inc. (the “Remarketing Agent”) for the purchase by the Remarketing Agent and reoffering of the $49,800,000 Humboldt County, Nevada Pollution Control Revenue Refunding Bonds (Idaho Power Company Project) Series 2003 (the “Humboldt County Bonds”) and (ii) a Remarketing and Purchase Agreement (the “Sweetwater Purchase Agreement”, and together with the Humboldt Purchase Agreement, the “Purchase Agreements”) with the Remarketing Agent for the purchase by the Remarketing Agent and reoffering of the $116,300,000 Sweetwater County, Wyoming Pollution Control Revenue Refunding Bonds (Idaho Power Company Project) Series 2006 (the “Sweetwater County Bonds,” and together with the Humboldt County Bonds, the “Pollution Control Bonds”).  The purchases of the Pollution Control Bonds by the Remarketing Agent are expected to close on August 20, 2009, subject to the terms and conditions stated in the Purchase Agreements.  The Purchase Agreements contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The Humboldt County Bonds will bear interest at a rate of 5.15 percent per annum for the term interest rate period, commencing August 20, 2009 through November 30, 2024, the day prior to maturity of the Humboldt County Bonds.  The Sweetwater County Bonds will bear interest at a rate of 5.25 percent per annum for the term interest rate period, commencing August 20, 2009 through July 14, 2026, the day prior to maturity of the Sweetwater County Bonds.  Interest on the Pollution Control Bonds will be payable each February 1 and August 1, commencing February 1, 2010.  The Remarketing Agent will reoffer the Pollution Control Bonds to the public at a price of 100 percent of the principal amount thereof.  The Pollution Control Bonds are not subject to redemption for 10 years, except for extraordinary optional and mandatory redemption prior to maturity, in each case at 100 percent of the principal amount thereof, plus accrued interest if any to the date of redemption.

The Humboldt County Bonds were issued on October 22, 2003 under a Trust Indenture, dated as of October 1, 2003 (the “Humboldt Trust Indenture”) between Humboldt County, Nevada and Union Bank, N.A. (formerly known as Union Bank of California, N.A.), as trustee (the “Trustee”).  The Sweetwater County Bonds were issued on October 3, 2006 under a Trust Indenture, dated as of October 1, 2006 (the “Sweetwater Trust Indenture,” and together with the Humboldt Trust Indenture, the “Trust Indentures”), between Sweetwater County, Wyoming and the Trustee.  On April 3, 2008, IPC purchased the Pollution Control Bonds in connection with a mandatory tender and adjustment of the interest rate to a weekly interest rate period.  On July 31, 2009, IPC gave notice of its election that the Pollution Control Bonds would bear interest at a term interest rate, effective August 20, 2009.

In connection with the reoffering of the Bonds, the Trust Indentures will each be amended and supplemented on August 20, 2009, by a First Supplemental Trust Indenture, between the Trustee and Humboldt County and Sweetwater County, respectively, to permit, among other things, the surrender and termination of each financial guaranty insurance policy (the “Ambac Insurance Policy”) issued by Ambac Assurance Corporation (“Ambac”) concurrently with the issuance of the Humboldt County Bonds on October 22, 2003 and the Sweetwater County Bonds on October 3, 2006, respectively.  Ambac, IPC, the Trustee, the Remarketing Agent and each of Humboldt County and Sweetwater County will enter into a Release Agreement on August 20, 2009, pursuant to which each Ambac Insurance Policy will be terminated.  Upon the reoffering of the Pollution Control Bonds, payment of principal of and interest on the Pollution Control Bonds when due will no longer be guaranteed by Ambac, and the Pollution Control Bonds will be payable solely from and secured by a pledge of payments made by IPC under loan agreements with each of Humboldt County and Sweetwater County, dated as of October 1, 2003 and October 1, 2006, respectively, and secured as to payment of principal and interest by IPC’s first mortgage bonds issued on October 22, 2003 and October 3, 2006, respectively.

IPC will use the proceeds from the sale of the Pollution Control Bonds to repay a portion of the amounts outstanding under the $170 million Term Loan Credit Agreement, dated as of February 4, 2009, among IPC, JPMorgan Chase Bank, N.A., as administrative agent and lender, Bank of America, N.A., Union Bank, N.A. and Wachovia Bank, National Association, as lenders.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number    Description

1.1.                  Remarketing and Purchase Agreement, dated August 13, 2009, between Idaho Power Company and J.P. Morgan Securities Inc. relating to the $49,800,000 Humboldt County, Nevada Pollution Control Revenue Refunding Bonds (Idaho Power Company Project) Series 2003

1.2.                  Remarketing and Purchase Agreement, dated August 13, 2009, between Idaho Power Company and J.P. Morgan Securities Inc. relating to the $116,300,000 Sweetwater County, Wyoming Pollution Control Revenue Refunding Bonds (Idaho Power Company Project) Series 2006

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-looking statements within the meaning of federal securities laws.  Although Idaho Power Company believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting Idaho Power Company’s ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations, and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in IDACORP and Idaho Power Company’s Annual Report on Form 10-K for the year ended December 31, 2008, 10-Q for first quarter ended March 31, 2009, 10-Q for second quarter ended June 30, 2009, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2009

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer